                                                                   Exhibit 99.4


(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 OCTOBER 6, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           IO LOANS COLLATERAL SUMMARY

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding                                  $120,149,629
Principal Balance
Aggregate Original Principal                           $120,173,466
Balance
Number of Mortgage Loans                                        454

                                      MINIMUM               MAXIMUM              AVERAGE (1)
                                      -------               -------              -----------
Original Principal Balance            $61,200              $658,800                 $264,699
Outstanding Principal Balance         $61,050              $657,703                 $264,647

                                      MINIMUM               MAXIMUM     WEIGHTED AVERAGE (2)
                                      -------               -------     --------------------
Original Term (mos)                       360                   360                 360
Stated remaining Term (mos)               352                   358                 355
Loan Age (mos)                              2                     8                   5
Current Interest Rate                   4.500%                8.650%              6.460%
Initial Interest Rate Cap(4)            2.000%                3.000%              2.990%
Periodic Rate Cap(4)                    1.000%                2.000%              1.088%
Gross Margin(4)                         4.875%                8.375%              6.196%
Maximum Mortgage Rate(4)               11.250%               18.875%             13.283%
Minimum Mortgage Rate(4)                4.500%                8.625%              6.436%
Months to Roll(4)                          16                    56                  24
Original Loan-to-Value                  47.32%               100.00%              82.31%
Credit Score (3)                          537                   798                 667

                                     EARLIEST                LATEST
                                     --------                ------
Maturity Date                        02/01/34              08/01/34

                                   PERCENT OF
LIEN POSITION                   MORTGAGE POOL
1st Lien                               100.00%
2nd Lien                                 0.00

OCCUPANCY
Primary                                96.16%
Second Home                              0.42
Investment                               3.43

LOAN TYPE
Fixed Rate                             11.21%
ARM                                     88.79


AMORTIZATION TYPE
Fully Amortizing                        0.00%
Interest Only                          100.00
Balloon                                  0.00



YEAR OF ORIGINATION
2003                                   0.00%
2004                                  100.00


LOAN PURPOSE
Purchase                                 73.14%
Refinance - Rate/Term                     1.33
Refinance - Cashout                      25.53

PROPERTY TYPE
Single Family                            72.32%
Planned Unit                              9.76
Development
Townhouse                                 0.00
Condominium                              12.46
Two- to Four-Family                       5.46
Manufactured Housing                      0.00

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                      AGGREGATE                                         WEIGHTED   AVERAGE       WEIGHTED
                      NUMBER OF       PRINCIPAL             PERCENT OF        WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF              MORTGAGE        BALANCE               MORTGAGE          AVERAGE   CREDIT     BALANCE       ORIGINAL    FULL
MORTGAGE RATES        LOANS           OUTSTANDING           POOL              COUPON    SCORE      OUTSTANDING   LTV         DOC
5.500% or less           41           $11,806,679              9.83%          5.274%     690      $287,968       80.80%      71.04%
5.501% to 6.000%         70            22,384,394             18.63           5.833      686       319,777       79.59       35.32
6.001% to 6.500%        123            34,390,769             28.62           6.330      670       279,600       82.12       25.48
6.501% to 7.000%        135            33,150,971             27.59           6.832      653       245,563       83.46       30.88
7.001% to 7.500%         57            12,250,546             10.20           7.326      651       214,922       84.80       34.76
7.501% to 8.000%         16             3,466,751              2.89           7.726      652       216,672       87.62       53.23
8.001% to 8.500%          9             2,367,621              1.97           8.339      631       263,069       81.59        7.94
8.501% to 9.000%          3               331,898              0.28           8.634      658       110,633       83.73        0.00
TOTAL:                  454          $120,149,629            100.00%          6.460%     667      $264,647       82.31%      34.61%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.460% per annum.






REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                                 WEIGHTED   AVERAGE     WEIGHTED
                                 NUMBER OF   PRINCIPAL         PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF                         MORTGAGE    BALANCE           MORTGAGE      AVERAGE   CREDIT     BALANCE     ORIGINAL  FULL
REMAINING TERMS (MONTHS)         LOANS       OUTSTANDING       POOL          COUPON    SCORE      OUTSTANDING LTV       DOC
349 to 360                       454         $120,149,629      100.00%       6.460%    667        $264,647    82.31%    34.61%
TOTAL:                           454         $120,149,629      100.00%       6.460%    667        $264,647    82.31%    34.61%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                                WEIGHTED    AVERAGE        WEIGHTED
                               NUMBER OF    PRINCIPAL       PERCENT OF     WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE     BALANCE         MORTGAGE       AVERAGE   CREDIT      BALANCE        ORIGINAL  FULL
LOAN PRINCIPAL BALANCES        LOANS        OUTSTANDING     POOL           COUPON    SCORE       OUTSTANDING    LTV       DOC
$50,001 to $100,000              10             $782,893      0.65%         7.436%     663        $78,289        86.84%     50.01%
$100,001 to $150,000             54            6,956,831      5.79          6.740      659        128,830        81.45      46.56
$150,001 to $200,000             72           12,888,231     10.73          6.642      657        179,003        83.74      43.03
$200,001 to $250,000             93           20,890,218     17.39          6.636      663        224,626        84.49      41.82
$250,001 to $300,000             78           21,406,509     17.82          6.522      666        274,442        82.10      31.97
$300,001 to $350,000             50           16,295,308     13.56          6.338      664        325,906        82.33      30.02
$350,001 to $400,000             53           19,959,025     16.61          6.217      672        376,585        81.44      28.22
$400,001 to $450,000             13            5,565,615      4.63          6.014      696        428,124        78.66      23.43
$450,001 to $500,000             26           12,590,654     10.48          6.503      671        484,256        80.54      30.42
$500,001 to $550,000              2            1,028,600      0.86          6.064      717        514,300        80.00      49.68
$550,001 to $600,000              2            1,128,043      0.94          6.037      639        564,021        82.52       0.00
$650,001 to $700,000              1              657,703      0.55          5.890      713        657,703        90.00     100.00
TOTAL:                          454         $120,149,629    100.00%         6.460%     667       $264,647        82.31%     34.61%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $61,050 to approximately $657,703 and the average outstanding principal balance of the Mortgage Loans was approximately $264,647.

PRODUCT TYPES

                                            AGGREGATE                               WEIGHTED    AVERAGE        WEIGHTED
                              NUMBER OF     PRINCIPAL       PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                              MORTGAGE      BALANCE         MORTGAGE      AVERAGE   CREDIT      BALANCE        ORIGINAL    FULL
PRODUCT TYPES                 LOANS         OUTSTANDING     POOL          COUPON    SCORE       OUTSTANDING    LTV         DOC
30 Year Fixed Loans             47          $13,470,567        11.21%     6.648%      697       $286,608        79.50%     53.92%
2/28 LIBOR ARM                  238          62,316,414        51.87      6.468       664        261,834        84.50      44.95
3/27 LIBOR ARM                  165          43,287,347        36.03      6.371       662        262,348        80.14      14.00
5/25 Treasury ARM               4             1,075,300         0.89      7.208       669        268,825        78.18      23.55
TOTAL:                          454        $120,149,629       100.00%     6.460%      667       $264,647        82.31%     34.61%

ADJUSTMENT TYPE

                                            AGGREGATE                               WEIGHTED    AVERAGE        WEIGHTED
                              NUMBER OF     PRINCIPAL       PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                              MORTGAGE      BALANCE         MORTGAGE      AVERAGE   CREDIT      BALANCE        ORIGINAL    FULL
ADJUSTMENT TYPE               LOANS         OUTSTANDING     POOL          COUPON    SCORE       OUTSTANDING    LTV         DOC
ARM                           407           $106,679,061      88.79%       6.436%      663       $262,111      82.67%      32.17%
Fixed Rate                    47              13,470,567      11.21        6.648       697        286,608      79.50       53.92
TOTAL:                        454           $120,149,629     100.00%       6.460%      667       $264,647      82.31%      34.61%


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                             NUMBER OF       PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                             MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION      LOANS           OUTSTANDING    POOL         COUPON      SCORE       OUTSTANDING  LTV         DOC
Arizona                        16            $2,736,645      2.28%       7.017%        646        $171,040      81.43%      17.12%
California                    305            90,891,660     75.65        6.361         670         298,005      81.08       28.89
Colorado                       35             8,122,091      6.76        6.843         649         232,060      91.05       66.99
District of Columbia            1               292,000      0.24        6.400         696         292,000      80.00        0.00
Florida                        20             3,683,458      3.07        6.848         664         184,173      84.08       54.09
Georgia                         2               333,500      0.28        6.750         652         166,750      90.00      100.00
Illinois                       12             3,298,209      2.75        6.861         681         274,851      85.25       48.89
Maryland                        2               335,000      0.28        8.006         621         167,500      90.99       56.12
Massachusetts                   5             1,248,251      1.04        6.339         671         249,650      85.04       78.99
Michigan                        3               434,050      0.36        7.035         637         144,683      93.29      100.00
Minnesota                       1               244,800      0.20        6.100         724         244,800      90.00        0.00
Mississippi                     1                75,000      0.06        7.550         635          75,000     100.00      100.00
Missouri                        1               175,000      0.15        7.250         639         175,000     100.00      100.00
Nevada                         13             2,250,593      1.87        6.649         661         173,123      81.67       23.18
North Carolina                  1               236,000      0.20        6.375         632         236,000      80.00      100.00
Oregon                          3               411,017      0.34        6.459         619         137,006      80.00       33.26
Pennsylvania                    1                74,545      0.06        7.650         537          74,545      85.00      100.00
Rhode Island                    1               208,000      0.17        5.250         702         208,000      80.00      100.00
Texas                           5               893,353      0.74        6.870         654         178,671      82.26       61.87
Utah                            6             1,008,372      0.84        6.826         645         168,062      88.70       59.43
Virginia                        3               505,700      0.42        5.988         653         168,567      89.83      100.00
Washington                     17             2,692,385      2.24        6.495         662         158,376      82.68       29.28
TOTAL:                        454          $120,149,629    100.00%       6.460%        667        $264,647      82.31%      34.61%


(1) No more than approximately 2.60% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                            WEIGHTED    AVERAGE        WEIGHTED
                         NUMBER OF       PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
RANGE OF ORIGINAL        MORTGAGE        BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE        ORIGINAL     FULL
LOAN-TO-VALUE RATIOS     LOANS           OUTSTANDING  POOL          COUPON    SCORE       OUTSTANDING    LTV          DOC
50.00% or less             1              $265,000      0.22%       6.000%     606         $265,000        47.32%     100.00%
55.01% to 60.00%           2               309,800      0.26        6.389      659          154,900        57.48      100.00
60.01% to 65.00%           1               105,600      0.09        5.500      711          105,600        64.00        0.00
65.01% to 70.00%           8             3,061,972      2.55        6.052      678          382,747        67.90       34.68
70.01% to 75.00%           6             1,934,750      1.61        6.842      640          322,458        74.36       15.51
75.01% to 80.00%         330            87,412,952     72.75        6.427      673          264,888        79.84       19.87
80.01% to 85.00%          17             5,421,264      4.51        6.243      665          318,898        84.70       51.36
85.01% to 90.00%          33             8,389,655      6.98        6.280      659          254,232        89.90       87.10
90.01% to 95.00%           9             2,819,080      2.35        6.606      671          313,231        94.37      100.00
95.01% to 100.00%         47            10,429,556      8.68        7.030      631          221,905        99.95       89.84
TOTAL:                   454          $120,149,629    100.00%       6.460%     667         $264,647        82.31%      34.61%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 47.32% to 100.00%.

LOAN PURPOSE

                                               AGGREGATE                                  WEIGHTED AVERAGE     WEIGHTED
                               NUMBER OF       PRINCIPAL     PERCENT OF         WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                               MORTGAGE        BALANCE       MORTGAGE           AVERAGE   CREDIT   BALANCE     ORIGINAL  FULL
LOAN PURPOSE                   LOANS           OUTSTANDING   POOL               COUPON    SCORE    OUTSTANDING LTV       DOC
Purchase                         332           $87,877,099      73.14%          6.470%     673       $264,690   81.71%    27.81%
Refinance - Cashout              116            30,669,209      25.53           6.436      652        264,390   84.08     54.49
Refinance - Rate Term              6             1,603,321       1.33           6.388      634        267,220   81.73     26.94
TOTAL:                           454          $120,149,629     100.00%          6.460%     667       $264,647   82.31%    34.61%

PROPERTY TYPE

                                               AGGREGATE                                    WEIGHTED AVERAGE     WEIGHTED
                                NUMBER OF      PRINCIPAL       PERCENT OF         WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                                MORTGAGE       BALANCE         MORTGAGE           AVERAGE   CREDIT   BALANCE     ORIGINAL  FULL
PROPERTY TYPE                   LOANS          OUTSTANDING     POOL               COUPON    SCORE    OUTSTANDING LTV       DOC
Single Family                    327           $86,898,141        72.32%          6.437%     665    $265,744       82.34%   34.16%
Condominium                       57            14,966,510        12.46           6.514      676     262,570       81.66    29.66
Two-to-Four Family                25             6,556,725         5.46           6.333      684     262,269       79.59    43.77
Planned Unit Development          45            11,728,252         9.76           6.633      662     260,628       84.52    39.13
TOTAL:                           454          $120,149,629       100.00%          6.460%     667    $264,647       82.31%   34.61%

DOCUMENTATION

                                               AGGREGATE                                    WEIGHTED AVERAGE     WEIGHTED
                                 NUMBER OF     PRINCIPAL       PERCENT OF         WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   PERCENT
                                 MORTGAGE      BALANCE         MORTGAGE           AVERAGE   CREDIT   BALANCE     ORIGINAL  FULL
FIELDSTONE UNDERWRITING          LOANS         OUTSTANDING     POOL               COUPON    SCORE    OUTSTANDING LTV       DOC
Full Documentation                   76        $18,238,540      15.18%            6.621%     669      $239,981     89.01%  100.00%
Stated Income                        29          8,746,452       7.28             6.846      699       301,602     78.41     0.00
24 Month Bank Statements              6          2,136,800       1.78             6.497      636       356,133     89.69     0.00
12 Month Bank Statements              7          1,981,789       1.65             6.653      654       283,113     81.33     0.00
SUB-TOTAL:                          118        $31,103,581      25.89%            6.678%     674      $263,590     85.59%   58.64%

FIRST NLC UNDERWRITING
No Income Verification              238        $63,339,374      52.72%            6.528%     666      $266,132     79.81%    0.00%
Full Documentation                   37          9,413,366       7.83             6.076      657       254,415     82.26   100.00
SUB-TOTAL:                          275        $72,752,740      60.55%            6.470%     665      $264,555     80.13%   12.94%

FREMONT UNDERWRITING
Full Documentation                   55        $13,932,328      11.60%            6.053%     662      $253,315     86.66%  100.00%
Stated Income                         3          1,272,365       1.06             5.555      722       424,122     80.00     0.00
Easy Documentation                    3          1,088,615       0.91             5.870      638       362,872     82.02     0.00
SUB-TOTAL:                           61        $16,293,308      13.56%            6.002%     665      $267,103     85.83%   85.51%

TOTAL:                              454       $120,149,629     100.00%            6.460%     667      $264,647     82.31%   34.61%


OCCUPANCY

                                       AGGREGATE                                  WEIGHTED    AVERAGE        WEIGHTED
                         NUMBER OF     PRINCIPAL        PERCENT OF      WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
                         MORTGAGE      BALANCE          MORTGAGE        AVERAGE   CREDIT      BALANCE        ORIGINAL     FULL
OCCUPANCY                LOANS         OUTSTANDING      POOL            COUPON    SCORE       OUTSTANDING    LTV          DOC
Primary                   436        $115,529,916        96.16%          6.430%     666       $264,977        82.39%       34.48%
Investment                 17           4,119,713         3.43           7.190      707        242,336        80.94        42.40
Second Home                 1             500,000         0.42           7.400      679        500,000        76.63         0.00
TOTAL:                    454        $120,149,629       100.00%          6.460%     667       $264,647        82.31%       34.61%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                                            AGGREGATE                               WEIGHTED    AVERAGE        WEIGHTED
                             NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
MORTGAGE LOANS AGE           MORTGAGE       BALANCE         MORTGAGE      AVERAGE   CREDIT      BALANCE        ORIGINAL     FULL
(MONTHS)                     LOANS          OUTSTANDING     POOL          COUPON    SCORE       OUTSTANDING    LTV          DOC
2                               6           $1,623,100       1.35%         6.472%     676       $270,517        80.00%       8.58%
3                              67           17,702,803      14.73          6.873      662        264,221        79.97       13.21
4                             134           36,136,620      30.08          6.657      671        269,676        82.13       36.55
5                             122           31,415,155      26.15          6.316      671        257,501        83.45       30.47
6                             102           26,490,003      22.05          6.124      662        259,706        82.27       47.76
7                              21            6,297,148       5.24          6.305      656        299,864        84.84       58.32
8                               2              484,800       0.40          6.422      689        242,400        85.05        0.00
TOTAL:                        454         $120,149,629     100.00%         6.460%     667       $264,647        82.31%      34.61%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                              WEIGHTED    AVERAGE         WEIGHTED
                          NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE     PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE         ORIGINAL    FULL
PENALTY TERM              LOANS         OUTSTANDING   POOL         COUPON      SCORE       OUTSTANDING     LTV         DOC
None                         38        $11,356,388       9.45%     7.128%        682        $298,852       81.62%       29.44%
12 Months                    23          6,730,908       5.60      6.635         680         292,648       80.33        40.92
24 Months                   203         51,947,665      43.24      6.384         663         255,900       84.69        46.56
30 Months                     3            496,311       0.41      6.843         660         165,437      100.00       100.00
36 Months                   187         49,618,358      41.30      6.359         666         265,339       80.07        21.77
TOTAL:                      454       $120,149,629     100.00%     6.460%        667        $264,647       82.31%       34.61%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                              AGGREGATE                                      WEIGHTED     AVERAGE         WEIGHTED
                 NUMBER OF    PRINCIPAL         PERCENT OF         WEIGHTED  AVERAGE      PRINCIPAL       AVERAGE       PERCENT
RANGE OF         MORTGAGE     BALANCE           MORTGAGE           AVERAGE   CREDIT       BALANCE         ORIGINAL      FULL
CREDIT SCORES    LOANS        OUTSTANDING       POOL               COUPON    SCORE        OUTSTANDING     LTV           DOC
535 to 550           1            $74,545         0.06%            7.650%     537         $74,545         85.00%        100.00%
551 to 575           1            270,000         0.22             8.000      569         270,000         90.00         100.00
576 to 600           4            781,888         0.65             7.117      591         195,472         84.29          44.14
601 to 625          78         19,874,848        16.54             6.716      615         254,806         85.76          55.61
626 to 650         123         31,085,776        25.87             6.659      638         252,730         83.45          30.83
651 to 675          92         25,525,168        21.24             6.381      663         277,447         81.12          20.99
676 to 700          62         15,787,862        13.14             6.374      688         254,643         79.69          30.47
701 to 725          45         12,593,087        10.48             6.387      712         279,846         81.73          32.88
726 to 750          21          6,137,735         5.11             5.716      739         292,273         78.80          44.12
751 to 775          18          5,077,569         4.23             6.018      760         282,087         81.64          30.49
776 to 798           9          2,941,151         2.45             6.058      787         326,795         81.15          57.57
TOTAL:             454       $120,149,629       100.00%            6.460%     667        $264,647         82.31%         34.61%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 537 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

CREDIT GRADE

                                            AGGREGATE                              WEIGHTED    AVERAGE         WEIGHTED
                              NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE     PERCENT
                              MORTGAGE      BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE         ORIGINAL    FULL
FIELDSTONE UNDERWRITING       LOANS         OUTSTANDING   POOL          COUPON     SCORE       OUTSTANDING     LTV         DOC
A+                               31         $6,767,992       5.63%       6.941%       636        $218,322      100.00%       87.88%
A                                85         24,053,044      20.02        6.594        686         282,977       81.58        50.79
A-                                2            282,545       0.24        7.503        569         141,273       81.32        26.38
SUB-TOTAL:                      118        $31,103,581      25.89%       6.678%       674        $263,590       85.59%       58.64%

FIRST NLC UNDERWRITING
A+                                1           $224,000       0.19%       8.500%       619        $224,000       80.00%        0.00%
A                               153         41,274,386      34.35        6.314        687         269,767       80.21        15.21
A-                              113         28,761,848      23.94        6.616        638         254,530       79.87         9.39
B+                                6          2,009,755       1.67        7.156        616         334,959       81.67        21.69
B                                 1            263,450       0.22        8.125        618         263,450       80.00         0.00
B-                                1            219,300       0.18        6.250        623         219,300       85.00         0.00
SUB-TOTAL:                      275        $72,752,740      60.55%       6.470%       665        $264,555       80.13%       12.94%

FREMONT UNDERWRITING
AXP                               3         $1,066,724       0.89%       6.261%       651        $355,575       85.00%      100.00%
AXTH                              1            365,000       0.30        7.900        638         365,000      100.00       100.00
A+XP                             16          4,094,416       3.41        5.791        654         255,901       84.56        87.31
A+XT                             41         10,767,169       8.96        5.992        672         262,614       85.92        82.90
SUB-TOTAL:                       61        $16,293,308      13.56%       6.002%       665        $267,103       85.83%       85.51%

TOTAL:                          454       $120,149,629     100.00%       6.460%       667        $264,647       82.31%       34.61%


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                   WEIGHTED   AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL           PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF                MORTGAGE     BALANCE             MORTGAGE      AVERAGE   CREDIT     BALANCE       ORIGINAL    FULL
GROSS MARGINS           LOANS        OUTSTANDING         POOL          COUPON    SCORE      OUTSTANDING   LTV         DOC
4.501% to 5.000%          9           $2,687,869           2.52%       5.209%     696      $298,652       81.48%       64.03%
5.001% to 5.500%         67           18,325,538          17.18        6.141      677       273,515       85.83        51.44
5.501% to 6.000%         84           24,108,558          22.60        6.160      664       287,007       83.18        30.10
6.001% to 6.500%        124           31,833,995          29.84        6.426      667       256,726       80.26        18.95
6.501% to 7.000%         95           23,239,033          21.78        6.739      651       244,621       83.92        39.82
7.001% to 7.500%         20            4,239,519           3.97        7.510      652       211,976       78.91         8.49
7.501% to 8.000%          5            1,352,549           1.27        8.119      605       270,510       82.00        19.96
8.001% to 8.500%          3              892,000           0.84        8.529      631       297,333       80.00         0.00
TOTAL:                  407         $106,679,061         100.00%       6.436%     663      $262,111       82.67%       32.17%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.875% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.196% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                                   WEIGHTED   AVERAGE       WEIGHTED
                       NUMBER OF         PRINCIPAL         PERCENT OF      WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM       MORTGAGE          BALANCE           MORTGAGE        AVERAGE   CREDIT     BALANCE       ORIGINAL    FULL
MORTGAGE RATES         LOANS             OUTSTANDING       POOL            COUPON    SCORE      OUTSTANDING   LTV         DOC
11.500% or less           6            $2,037,125           1.91%           5.070%     731      $339,521       80.32%     76.12%
11.501% to 12.000%        9             2,254,060           2.11            5.496      673       250,451       77.96      77.82
12.001% to 12.500%       47            13,439,948          12.60            5.730      681       285,956       83.24      56.82
12.501% to 13.000%       79            23,314,046          21.85            6.047      671       295,115       83.83      39.26
13.001% to 13.500%      112            29,899,505          28.03            6.470      662       266,960       82.85      22.77
13.501% to 14.000%      106            25,250,631          23.67            6.843      651       238,214       81.81      19.71
14.001% to 14.500%       33             6,557,196           6.15            7.366      647       198,703       81.63      24.52
14.501% to 15.000%        7             1,772,900           1.66            7.777      649       253,271       87.87      46.98
15.001% to 15.500%        6             1,766,549           1.66            8.284      621       294,425       80.00       0.00
16.501% to 17.000%        1               208,000           0.19            8.625      634       208,000       80.00       0.00
18.501% to 19.000%        1               179,101           0.17            6.375      646       179,101       80.00       0.00
TOTAL:                  407          $106,679,061         100.00%           6.436%     663      $262,111       82.67%     32.17%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.283% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                  WEIGHTED    AVERAGE        WEIGHTED
                       NUMBER OF      PRINCIPAL         PERCENT OF     WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
NEXT RATE              MORTGAGE       BALANCE           MORTGAGE       AVERAGE   CREDIT      BALANCE        ORIGINAL     FULL
ADJUSTMENT DATE        LOANS          OUTSTANDING       POOL           COUPON    SCORE       OUTSTANDING    LTV          DOC
February 2006              1             $244,800         0.23%         6.100%     724         $244,800        90.00%       0.00%
March 2006                14            4,625,076         4.34          6.363      664          330,363        87.14       74.08
April 2006                61           15,412,370        14.45          6.072      666          252,662        84.26       65.15
May 2006                  65           16,361,880        15.34          6.435      666          251,721        86.30       41.09
June 2006                 65           17,120,602        16.05          6.589      662          263,394        84.49       35.63
July 2006                 30            8,318,186         7.80          7.087      661          277,273        79.96       19.00
August 2006                2              233,500         0.22          6.603      732          116,750        80.00       59.61
February 2007              1              240,000         0.22          6.750      653          240,000        80.00        0.00
March 2007                 7            1,672,072         1.57          6.145      633          238,867        78.49       14.74
April 2007                41           11,077,633        10.38          6.196      657          270,186        79.50       23.57
May 2007                  51           12,853,311        12.05          6.195      667          252,026        81.01       14.70
June 2007                 25            6,870,115         6.44          6.637      665          274,805        80.20        8.06
July 2007                 36            9,184,617         8.61          6.650      664          255,128        79.99        8.25
August 2007                4            1,389,600         1.30          6.450      667          347,400        80.00        0.00
May 2009                   2              628,500         0.59          7.328      681          314,250        76.89        0.00
June 2009                  2              446,800         0.42          7.038      651          223,400        80.00       56.67
TOTAL:                   407         $106,679,061       100.00%         6.436%     663         $262,111        82.67%      32.17%